Other-Net, (Income) Expense	12 Months Ended
Dec. 31, 2018
Nonoperating Income (Expense) [Abstract]
Other - Net, (Income) Expense	Other–Net, (Income) Expense
Other–net, (income) expense consisted of the following:

	2018	2017	2016
Interest expense	$242.5	$225.0	$185.2
Interest income	(159.3)	(166.4)	(107.9)
Venezuela charge	—	—	203.9
Retirement benefit	(240.5)	(249.0)	(197.1)
Other (income) expense	11.7	(111.1)	(192.9)
Other–net, (income) expense	$(145.6)	$(301.5)	$(108.8)

Due to the financial crisis in Venezuela and the significant deterioration of the bolívar, we changed the exchange rate used to translate the assets and liabilities of our subsidiaries in Venezuela in 2016, which resulted in a charge of $203.9 million for the year ended December 31, 2016. Prior to this change, we used the Supplementary Foreign Currency Administration System (SICAD) rate; however, this official rate was discontinued in the first quarter of 2016. After considering several factors, including the future uncertainty of the Venezuelan economy, published exchange rates, and the limited amount of foreign currency exchanged, we changed to the Divisa Complementaria (DICOM) rate.
As discussed in Note 2, upon adoption of Accounting Standards Update 2017-07, Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, pension and postretirement benefit cost components other than service costs are presented in other–net, (income) expense. Results for the years ended December 31, 2017 and 2016 have been reclassified to reflect the adoption of this standard.
For the years ended December 31, 2017, and 2016, other income is primarily related to net gains on investments (Note 7).